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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Interactive Data Corporation (f/k/a Data Broadcasting Corporation)
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             (Exact name of registrant as specified in its charter)

                                  June 15, 2001
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                Date of Report (Date of earliest event reported)



         Delaware                     0-20311                    13-3668779
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(State or other jurisdiction        (Commission              (I.R.S. Employer
     of incorporation)              File Number)            Identification No.)


                  22 Crosby Drive, Bedford, Massachusetts 01730
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               (Address of principal executive offices) (Zip Code)


                                 (781) 687-8500
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              (Registrant's telephone number, including area code)


                          Data Broadcasting Corporation
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         (Former name and former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

     At the Annual Meeting of Data Broadcasting Corporation (the "Corporation") held on June 15, 2001, the shareholders of the Corporation's common stock approved a proposal to amend the Certificate of Incorporation to change the Corporation's name to Interactive Data Corporation. On June 15, 2001, the Corporation filed with the Secretary of State of the State of Delaware a Certificate of Amendment to its Certificate of Incorporation, evidencing such name change.

     Effective as of June 20, 2001, the Corporation's common stock is traded on The Nasdaq National Market under the new trading symbol: IDCO. The new Cusip number for the Corporation's common stock is 45840J107.

     A press release announcing the name change is attached hereto as Exhibit 99 and is incorporated herein by reference.

EXHIBIT NUMBER      DESCRIPTION
--------------      -----------
99                  Press Release, dated June 15, 2001, announcing the name
                    change.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         INTERACTIVE DATA CORPORATION


Dated: June 27, 2001                     By: /s/ Stuart J. Clark
                                            -----------------------------
                                             Name:  Stuart J. Clark
                                             Title: President and Chief
                                                    Executive Officer


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